                                                                   EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK



                                   CHAPTER 11

IN RE: ENRON
CORP., ET AL., DEBTORS              CASE NOS. 01-16033 THROUGH 01-16046,
                                    01-16048, 01-16076, 01-16078, 01-16080,
                                    01-16109 THROUGH 01-16111, 01-16280,
                                    01-16319, 01-16428 THROUGH 01-16431,
                                    01-16467, 01-16483, 02-10007, 02-10038,
                                    02-10059 THROUGH 02-10061, 02-10132,
                                    02-10232, 02-10252, 02-10346, 02-10464,
                                    02-10613, 02-10632, 02-10743, 02-10747,
                                    02-10748, 02-10751, 02-10755, 02-10757,
                                    02-10760, 02-10761, 02-10764, 02-10766,
                                    02-10939, 02-11123, 02-11239, 02-11242,
                                    02-11267, 02-11268, 02-11272, 02-11824,
                                    02-11884, 02-12104 , 02-12105, 02-12106,
                                    02-12347, 02-12398, 02-12400, 02-12402,
                                    02-12403, 02-12902, 02-13702, 02-13723,
                                    02-14046, 02-14632, 02-14885, 02-14977,
                                    02-15716


                             (JOINTLY ADMINISTERED)


                         MONTHLY OPERATING STATEMENT FOR
                        THE MONTH ENDED NOVEMBER 30, 2002


DEBTORS' ADDRESS:        Enron Corp. et al.
                         1400 Smith Street
                         Houston, TX 77002

DEBTORS' ATTORNEY:       Weil, Gotshal & Manges LLP
                         767 Fifth Avenue
                         New York, NY 10153

REPORT PREPARER:         Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:  February 10, 2003               By:  /s/ Raymond M. Bowen, Jr.
                                          -------------------------------------
                                           Name:  Raymond M. Bowen, Jr.
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                EXPLANATORY NOTES


BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR NOVEMBER 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through November 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued monthly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their tax accrual to Enron Corp. An adjustment is recorded on Enron Corp. to reflect a partial utilization of the Enron Corp. consolidated net operating loss carryforward.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                        Table 1



                                  Enron Debtors
                            Cash Activity Rollforward
                      For the Month Ended November 30, 2002
                                  (In Millions)



                                                                                                            Transfer to
                                                          Beginning 3rd Party   3rd Party          Net       Restricted   Ending
Debtor Company                                   Case No.  Balance   Receipts  Disbursements  Intercompany     Cash      Balance(b)
--------------                                  --------  --------- ---------  -------------  ------------  -----------  ----------
Enron Metals & Commodity Corp.                  01-16033  $      4          2    $     (1)     $     --      $     --    $      5
Enron Corp.                                     01-16034        60          5         (67)           95           (21)         72
Enron North America Corp.                       01-16035       404         26          (7)           12            --         435
Enron Power Marketing, Inc.                     01-16036       268         73          (3)          (33)           --         305
PBOG Corp.                                      01-16037        --         --          --            --            --          --
Smith Street Land Company                       01-16038        --         --          --            --            --          --
Enron Broadband Services, Inc.                  01-16039         1          1          (2)            1            --           1
Enron Energy Services Operations, Inc.          01-16040        72          6          (7)            7            --          78
Enron Energy Marketing Corp.                    01-16041        --         18          --           (18)           --          --
Enron Energy Services, Inc.                     01-16042       274         70         (11)          (89)          (30)        214
Enron Energy Services, LLC                      01-16043        --         --          --            --            --          --
Enron Transportation Services Company           01-16044        --         --          --            --            --          --
BAM Leasing Company                             01-16045        --         --          --            --            --          --
ENA Asset Holdings, L.P.                        01-16046         1         --          --            --            --           1
Enron Gas Liquids, Inc.                         01-16048        --          4          --            (4)           --          --
Enron Global Markets LLC                        01-16076        --         --          --            --            --          --
Enron Net Works L.L.C                           01-16078        --         --          (6)            6            --          --
Enron Industrial Markets LLC                    01-16080        --         --          --            --            --          --
Operational Energy Corp.                        01-16109        --         --          --            --            --          --
Enron Engineering & Construction Co.            01-16110         2         --          --            --            --           2
Enron Engineering & Operational
 Services Co.                                   01-16111        --         --          --            --            --          --
Garden State Paper Company LLC                  01-16280         7          1          (1)           (1)           --           6
Palm Beach Development Company, L.L.C           01-16319        --         --          --            --            --          --
Tenant Services, Inc.                           01-16428        --         --          --            --            --          --
Enron Energy Information
 Solutions, Inc.                                01-16429        --         --          --            --            --          --
EESO Merchant Investments, Inc.                 01-16430        --         --          --            --            --          --
Enron Federal Solutions, Inc.                   01-16431        --         --          --            --            --          --
Enron Freight Markets Corp.                     01-16467        --         --          --            --            --          --
Enron Broadband Services, L.P.                  01-16483        --         --          --            --            --          --
Enron Energy Services North America, Inc.       02-10007        --         --          --            --            --          --
Enron LNG Marketing LLC                         02-10038        --         --          --            --            --          --
Calypso Pipeline, LLC                           02-10059        --          5          (1)           (4)           --          --
Enron Global LNG LLC                            02-10060        --         --          --            --            --          --
Enron International Fuel Management Company     02-10061        --         --          --            --            --          --
Enron Natural Gas Marketing Corp.               02-10132        --         --          --            --            --          --
ENA Upstream Company LLC                        02-10232        --         --          --            --            --          --
Enron Liquid Fuels, Inc.                        02-10252        --         --          --            --            --          --
Enron LNG Shipping Company                      02-10346         2         --          --            --            --           2
Enron Property & Services Corp.                 02-10464        --         --          (2)            2            --          --
Enron Capital & Trade Resources
 International Corp.                            02-10613        23          1          --            (1)           --          23
Enron Communication Leasing Corp.               02-10632        --         --          --            --            --          --
Enron Wind LLC
 (formerly Enron Wind Corp.)(a)                 02-10743
Enron Wind Systems, LLC
 (formerly  Enron Wind Systems, Inc.)(a)        02-10747
Enron Wind Energy Systems LLC
  (formerly Enron Wind Energy Systems Corp.)(a) 02-10748
Enron Wind Maintenance LLC
  (formerly Enron Wind Maintenance Corp.)(a)    02-10751
Enron Wind Constructors LLC
 (formerly Enron Wind Constructors Corp.)(a)    02-10755



                           Continued on the next page

                                                                        Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended November 30, 2002
                                  (In Millions)


                                                                                                            Transfer to
                                                          Beginning 3rd Party   3rd Party          Net       Restricted   Ending
Debtor Company                                   Case No.  Balance   Receipts  Disbursements  Intercompany     Cash      Balance(b)
--------------                                  --------  --------- ---------  -------------  ------------  -----------  ----------
EREC Subsidiary I, LLC                          02-10757        --        --             --             --         --         --
EREC Subsidiary II, LLC                         02-10760        --        --             --             --         --         --
EREC Subsidiary III, LLC                        02-10761        --        --             --             --         --         --
EREC Subsidiary IV, LLC                         02-10764        --        --             --             --         --         --
EREC Subsidiary V, LLC                          02-10766        --        --             --             --         --         --
Intratex Gas Company                            02-10939        --        --             --             --         --         --
Enron Processing Properties, Inc.               02-11123        --        --             --             --         --         --
Enron Methanol Company                          02-11239        --        --             --             --         --         --
Enron Ventures Corp.                            02-11242        --        --             --             --         --         --
Enron Mauritius Company                         02-11267        --        --             --             --         --         --
Enron India Holding Ltd.                        02-11268        --        --             --             --         --         --
Offshore Power Production C.V                   02-11272        --        --             --             --         --         --
The New Energy Trading Company                  02-11824       254        --             --             --         --        254
EES Service Holdings, Inc                       02-11884        --        --             --             --         --         --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)     02-12104
ZWHC, LLC(a)                                    02-12105
Zond Pacific LLC
 (formerly Zond Pacific)(a)                     02-12106
Enron Reserve Acquisition Corp.                 02-12347        --         1             (1)            --         --         --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a) 02-12398
Enron Power & Industrial Construction(a)        02-12400
NEPCO Power Procurement Co.(a)                  02-12402
NEPCO Services International, Inc.(a)           02-12403
San Juan Gas Company, Inc.                      02-12902         1        --             --             (1)        --         --
EBF, LLC                                        02-13702        --        --             --             --         --         --
Zond Minnesota Construction Co. LLC(a)          02-13723
Enron Fuels International, Inc.                 02-14046        --        --             --             --         --         --
E Power Holdings Corp.                          02-14632        --        --             --             --         --         --
EFS Construction Management Services, Inc.      02-14885        --        --             --             --         --         --
Enron Management Inc.                           02-14977        --        --             --             --         --         --
Enron Expat Services, Inc.                      02-15716        --        --             --             --         --         --
                                                            ------    ------       --------       --------     ------    -------

Combined Debtor Entities                                   $ 1,373    $  213       $   (109)      $    (28)    $  (51)   $ 1,398
                                                           ========   ======       ========       ========     ======    =======



                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

Enron Metals & Commodity Corp                          $      24
Enron Corp.                                                   89
Enron North America Corp.                                     62
Enron Broadband Services, Inc.                               151
Enron Energy Services, Inc.                                   58
Enron LNG Marketing LLC                                       31
Enron LNG Shipping Company                                    24
Calypso Pipeline, LLC                                          5
                                                       ---------
                                                       $     444
                                                       =========

                                                                        Table 2


                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                      For the Month Ended November 30, 2002
                                  (In Millions)


                                                              Beginning                                (Payments)    Ending
Debtor Company                                   Case No.      Balance      Accruals    Intercompany     Refunds     Balance
--------------                                   --------     --------      --------    ------------   ----------   ---------
Enron Metals & Commodity Corp.                   01-16033     $     (1)     $      1      $     (2)     $     --    $     (2)
Enron Corp.                                      01-16034          (83)         (915)          949            --         (49)
Enron North America Corp.                        01-16035           22        (2,064)        2,064            --          22
Enron Power Marketing, Inc.                      01-16036            1          (227)          212            --         (14)
PBOG Corp.                                       01-16037           --            --            --            --          --
Smith Street Land Company                        01-16038            2            (6)            6            --           2
Enron Broadband Services, Inc.                   01-16039            1            77           (75)           --           3
Enron Energy Services Operations, Inc.           01-16040            1           149          (151)           --          (1)
Enron Energy Marketing Corp.                     01-16041           (1)           21           (21)           (1)         (2)
Enron Energy Services, Inc.                      01-16042           13           (98)           99            (1)         13
Enron Energy Services, LLC                       01-16043           --             1            (1)           --          --
Enron Transportation
  Services Company                               01-16044           --            --             1            --           1
BAM Leasing Company                              01-16045           --            12           (12)           --          --
ENA Asset Holdings, L.P.                         01-16046           --            --            --            --          --
Enron Gas Liquids, Inc.                          01-16048           --            (1)            1            --          --
Enron Global Markets LLC                         01-16076           --            (1)            1            --          --
Enron Net Works L.L.C                            01-16078            1            (3)            6            --           4
Enron Industrial Markets LLC                     01-16080           --            --            --            --          --
Operational Energy Corp.                         01-16109           --            --            --            --          --
Enron Engineering &
  Construction Co.                               01-16110           --            13           (13)           --          --
Enron Engineering &
  Operational Services Co.                       01-16111           --            --            --            --          --
Garden State Paper Company LLC                   01-16280           --            --            --            --          --
Palm Beach Development Company, L.L.C            01-16319           --            --            --            --          --
Tenant Services, Inc.                            01-16428            1             2            (3)           --          --
Enron Energy Information Solutions, Inc.         01-16429           --             1            (1)           --          --
EESO Merchant Investments, Inc.                  01-16430           --            --            --            --          --
Enron Federal Solutions, Inc.                    01-16431           --            --            --            --          --
Enron Freight Markets Corp.                      01-16467           --             1            (1)           --          --
Enron Broadband Services, L.P.                   01-16483           --            --            --            --          --
Enron Energy Services North America, Inc.        02-10007           --             3            (3)           --          --
Enron LNG Marketing LLC                          02-10038           --            --            --            --          --
Calypso Pipeline, LLC                            02-10059           --             2            (2)           --          --
Enron Global LNG LLC                             02-10060           --            (8)            8            --          --
Enron International Fuel Management Company      02-10061           --            --            --            --          --
Enron Natural Gas Marketing Corp.                02-10132            3            --            (2)           --           1
ENA Upstream Company LLC                         02-10232           --            --            --            --          --
Enron Liquid Fuels, Inc.                         02-10252           --            (6)            5            --          (1)
Enron LNG Shipping Company                       02-10346           --            --            --            --          --
Enron Property & Services Corp.                  02-10464           (1)            2            (1)           --          --
Enron Capital & Trade Resources
  International Corp.                            02-10613           --            68           (68)           --          --
Enron Communication Leasing Corp.                02-10632            3            --            --            --           3
Enron Wind LLC
 (formerly  Enron Wind Corp.)(a)                 02-10743
Enron Wind Systems LLC
 (formerly  Enron Wind Systems, Inc.)(a)         02-10747
Enron Wind Energy Systems LLC
 (formerly Enron Wind Energy Systems Corp.)(a)   02-10748
Enron Wind Maintenance LLC
 (formerly Enron Wind Maintenance Corp.)(a)      02-10751
Enron Wind Constructors LLC
 (formerly Enron Wind Constructors Corp.)(a)     02-10755


                           Continued on the next page

                                                                        Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended November 30, 2002
                                  (In Millions)


                                                              Beginning                                (Payments)    Ending
Debtor Company                                   Case No.      Balance      Accruals    Intercompany     Refunds     Balance
--------------                                   --------     --------      --------    ------------   ----------   ---------
EREC Subsidiary I, LLC                            02-10757         --             --             --          --          --
EREC Subsidiary II, LLC                           02-10760         --             --             --          --          --
EREC Subsidiary III, LLC                          02-10761         --             --             --          --          --
EREC Subsidiary IV, LLC                           02-10764         --             --             --          --          --
EREC Subsidiary V, LLC                            02-10766         --             --             --          --          --
Intratex Gas Company                              02-10939         --             --             --          --          --
Enron Processing Properties, Inc.                 02-11123         --             --             --          --          --
Enron  Methanol Company                           02-11239         --             14            (14)         --          --
Enron Ventures Corp.                              02-11242         --              2             (2)         --          --
Enron Mauritius Company                           02-11267         --             --             --          --          --
Enron India Holding Ltd.                          02-11268         --             --             --          --          --
Offshore Power Production C.V                     02-11272         --             --             --          --          --
The New Energy Trading Company                    02-11824         --             --             --          --          --
EES Service Holdings Inc.                         02-11884         --             --             --          --          --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)       02-12104
ZWHC, LLC(a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific)(a)                       02-12106
Enron Reserve Acquisition Corp.                   02-12347          4             --             (4)         --          --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a)   02-12398
Enron Power & Industrial Construction(a)          02-12400
NEPCO Power Procurement Co.(a)                    02-12402
NEPCO Services International, Inc.(a)             02-12403
San Juan Gas Company, Inc.                        02-12902         --             --             --          --          --
EBF, LLC                                          02-13702         --             --             --          --          --
Zond Minnesota Construction Company LLC(a)        02-13723
Enron Fuels International, Inc.                   02-14046         --             --             --          --          --
E Power Holdings Corp.                            02-14632         --             --             --          --          --
EFS Construction Management Services, Inc.        02-14885         --              1             (1)         --          --
Enron Management Inc.                             02-14977          1             --             --          --           1
Enron Expat Services, Inc.                        02-15716         --             --             --          --          --
                                                              -------       --------       --------    --------    --------
Combined Debtor Entities                                      $   (33)      $ (2,959)      $  2,975    $     (2)   $    (19)
                                                              =======       ========       ========    ========    ========


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                        Table 3



                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                             As of November 30, 2002
                                  (In Millions)

                                                                   Current
Debtor Company                                           Case No.    1-30      31-60       61-90      91+       Other       Total
--------------                                          --------   --------   --------   --------   --------   --------   --------
Enron Metals & Commodity Corp.                          01-16033   $     --   $     --   $     --   $     --   $     --   $     --
Enron Corp.                                             01-16034          1         --         --          1         37         39
Enron North America Corp.                               01-16035          2         --         --         --         --          2
Enron Power Marketing, Inc.                             01-16036         --         --         --         --         --         --
PBOG Corp.                                              01-16037         --         --         --         --         --         --
Smith Street Land Company                               01-16038         --         --         --         --         --         --
Enron Broadband Services, Inc.                          01-16039         --         --         --         --         --         --
Enron Energy Services Operations, Inc.                  01-16040         --         --         --         --         --         --
Enron Energy Marketing Corp.                            01-16041         --         --         --         --         --         --
Enron Energy Services, Inc.                             01-16042         --         --         --         --         --         --
Enron Energy Services, LLC                              01-16043         --         --         --         --         --         --
Enron Transportation Services Company                   01-16044         --         --         --         --         --         --
BAM Leasing Company                                     01-16045         --         --         --         --         --         --
ENA Asset Holdings, L.P.                                01-16046         --         --         --         --         --         --
Enron Gas Liquids, Inc.                                 01-16048         --         --         --         --         --         --
Enron Global Markets LLC                                01-16076         --         --         --         --         --         --
Enron Net Works L.L.C                                   01-16078          5         --         --          2         --          7
Enron Industrial Markets LLC                            01-16080         --         --         --         --         --         --
Operational Energy Corp.                                01-16109         --         --         --         --         --         --
Enron Engineering & Construction Co.                    01-16110         --         --         --         --         --         --
Enron Engineering & Operational
 Services Co.                                           01-16111         --         --         --         --         --         --
Garden State Paper Company LLC                          01-16280         --         --         --         --         --         --
Palm Beach Development Company, L.L.C                   01-16319         --         --         --         --         --         --
Tenant Services, Inc.                                   01-16428         --         --         --         --         --         --
Enron Energy Information
 Solutions, Inc.                                        01-16429         --         --         --         --         --         --
EESO Merchant Investments, Inc.                         01-16430         --         --         --         --         --         --
Enron Federal Solutions, Inc.                           01-16431         --         --         --         --         --         --
Enron Freight Markets Corp.                             01-16467         --         --         --         --         --         --
Enron Broadband Services, L.P.                          01-16483         --         --         --         --         --         --
Enron Energy Services North America, Inc.               02-10007         --         --         --         --         --         --
Enron LNG Marketing LLC                                 02-10038         --         --         --         --         --         --
Calypso Pipeline, LLC                                   02-10059         --         --         --         --         --         --
Enron Global LNG LLC                                    02-10060         --         --         --         --         --         --
Enron International Fuel Management Company             02-10061         --         --         --         --         --         --
Enron Natural Gas Marketing Corp.                       02-10132         --         --         --         --         --         --
ENA Upstream Company LLC                                02-10232         --         --         --         --         --         --
Enron Liquid Fuels, Inc.                                02-10252         --         --         --         --         --         --
Enron LNG Shipping Company                              02-10346         --         --         --         --         --         --
Enron Property & Services Corp.                         02-10464         --         --         --         --         --         --
Enron Capital & Trade Resources
 International Corp.                                    02-10613         --         --         --         --         --         --
Enron Communication Leasing Corp.                       02-10632         --         --         --         --         --         --
Enron Wind LLC
 (formerly  Enron Wind Corp.)(a)                        02-10743
Enron Wind Systems LLC
 (formerly Enron Wind Systems, Inc.)(a)                 02-10747
Enron Wind Energy Systems LLC
 (formerly Enron Wind Energy Systems Corp.)(a)          02-10748
Enron Wind Maintenance LLC
 (formerly Enron Wind Maintenance Corp.)(a)             02-10751
Enron Wind Constructors LLC
 (formerly Enron Wind Constructors Corp.)(a)            02-10755



                           Continued on the next page

                                                                        Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of November 30, 2002
                                  (In Millions)


                                                             Current
Debtor Company                                    Case No.     1-30      31-60       61-90      91+       Other       Total
--------------                                    --------   --------   --------   --------   --------   --------   --------
EREC Subsidiary I, LLC                            02-10757         --         --         --         --         --         --
EREC Subsidiary II, LLC                           02-10760         --         --         --         --         --         --
EREC Subsidiary III, LLC                          02-10761         --         --         --         --         --         --
EREC Subsidiary IV, LLC                           02-10764         --         --         --         --         --         --
EREC Subsidiary V, LLC                            02-10766         --         --         --         --         --         --
Intratex Gas Company                              02-10939         --         --         --         --         --         --
Enron Processing Properties, Inc.                 02-11123         --         --         --         --         --         --
Enron Methanol Company                            02-11239         --         --         --         --         --         --
Enron Ventures Corp.                              02-11242         --         --         --         --         --         --
Enron Mauritius Company                           02-11267         --         --         --         --         --         --
Enron India Holding Ltd.                          02-11268         --         --         --         --         --         --
Offshore Power Production C.V                     02-11272         --         --         --         --         --         --
The New Energy Trading Company                    02-11824         --         --         --         --         --         --
EES Service Holdings, Inc.                        02-11884         --         --         --         --         --         --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)       02-12104
ZWHC, LLC(a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific)(a)                       02-12106
Enron Reserve Acquisition Corp.                   02-12347         --         --         --         --         --         --
EPC Estate Services, Inc.                         02-12398
 (formerly National Energy Production Corp.)(a)   02-12398
Enron Power & Industrial Construction(a)          02-12400
NEPCO Power Procurement Co.(a)                    02-12402
NEPCO Services International, Inc.(a)             02-12403
San Juan Gas Company, Inc.                        02-12902         --         --         --         --         --         --
EBF, LLC                                          02-13702         --         --         --         --         --         --
Zond Minnesota Construction Company LLC(a)        02-13723
Enron Fuels International, Inc.                   02-14046         --         --         --         --         --         --
E Power Holdings Corp                             02-14632         --         --         --         --         --         --
EFS Construction Management Services, Inc.        02-14885         --         --         --         --         --         --
Enron Management Inc.                             02-14977         --         --         --         --         --         --
Enron Expat Services, Inc.                        02-15716         --         --         --         --         --         --
                                                             --------   --------   --------   --------   --------   --------
Combined Debtor Entities                                     $      8   $     --   $     --   $      3   $     37   $     48
                                                             ========   ========   ========   ========   ========   ========


                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                        Table 4


                        Receivables Aging - Non-Commodity
                             As of November 30, 2002
                                  (In Millions)

                                                              Current
Debtor Company                                   Case No.       1-30      31-60      61-90     91+         Other        Total
--------------                                   --------     -------     -----      -----     ---         -----        -----
Enron Metals & Commodity Corp.                   01-16033   $     --   $     --   $     --   $     --    $     --    $     --
Enron Corp.                                      01-16034         --          2          1        290          36         329
Enron North America Corp.                        01-16035          1          4          1         27          --          33
Enron Power Marketing, Inc.                      01-16036         --         --         --         --          --          --
PBOG Corp.                                       01-16037         --         --         --         --          --          --
Smith Street Land Company                        01-16038         --         --         --         --          --          --
Enron Broadband Services, Inc.                   01-16039         --          1         15         22         (34)          4
Enron Energy Services Operations, Inc.           01-16040         --         --         --         --           2           2
Enron Energy Marketing Corp.                     01-16041         --         --         --         --          --          --
Enron Energy Services, Inc.                      01-16042         --         --         --         --          13          13
Enron Energy Services, LLC                       01-16043         --         --         --         --           4           4
Enron Transportation Services Company            01-16044         --         --         --         --           1           1
BAM Leasing Company                              01-16045         --         --         --         --          --          --
ENA Asset Holdings, L.P.                         01-16046         --         --         --         41          --          41
Enron Gas Liquids, Inc.                          01-16048         --         --         --         --          --          --
Enron Global Markets LLC                         01-16076         --         --         --         --          --          --
Enron Net Works L.L.C                            01-16078         --         --         --          1          --           1
Enron Industrial Markets LLC                     01-16080         --         --         --         --          --          --
Operational Energy Corp.                         01-16109         --         --         --          1          --           1
Enron Engineering & Construction Co.             01-16110         --         --         --          5          (5)         --
Enron Engineering & Operational
 Services Co.                                    01-16111         --         --         --         --          --          --
Garden State Paper Company LLC                   01-16280         --         --         --         --          13          13
Palm Beach Development Company, L.L.C            01-16319         --         --         --         --          --          --
Tenant Services, Inc.                            01-16428         --         --         --         --          --          --
Enron Energy Information
 Solutions, Inc.                                 01-16429         --         --         --         --          --          --
EESO Merchant Investments, Inc.                  01-16430         --         --         --         --          --          --
Enron Federal Solutions, Inc.                    01-16431         --         --         --         --           5           5
Enron Freight Markets Corp.                      01-16467         --         --         --         --          --          --
Enron Broadband Services, L.P.                   01-16483         --         --         --          5          (5)         --
Enron Energy Services North America, Inc.        02-10007         --         --         --          8          --           8
Enron LNG Marketing LLC                          02-10038         --         --         --         --          --          --
Calypso Pipeline, LLC                            02-10059         --         --         --         --          --          --
Enron Global LNG LLC                             02-10060         --         --         --         --          --          --
Enron International Fuel Management Company      02-10061         --         --         --         --          --          --
Enron Natural Gas Marketing Corp.                02-10132         --         --         --         --          --          --
ENA Upstream Company LLC                         02-10232         --         --         --         --          --          --
Enron Liquid Fuels, Inc.                         02-10252         --         --         --         --          --          --
Enron LNG Shipping Company                       02-10346         --         --         --         --          --          --
Enron Property & Services Corp.                  02-10464         --          1         --          7          --           8
Enron Capital & Trade Resources
 International Corp.                             02-10613         --         --         --         --           3           3
Enron Communication Leasing Corp.                02-10632         --         --         --         --          --          --
Enron Wind LLC
 (formerly Enron Wind Corp.)(a)                  02-10743
Enron Wind Systems LLC
 (formerly Enron Wind Systems, Inc.)(a)          02-10747
Enron Wind Energy Systems LLC
 (formerly Enron Wind Energy Systems Corp.)(a)   02-10748
Enron Wind Maintenance LLC
 (formerly Enron Wind Maintenance Corp.)(a)      02-10751
Enron Wind Constructors LLC
 (formerly Enron Wind Maintenance Corp.)(a)      02-10755



                             Continued on next page

                                                                        Table 4

                             As of November 30, 2002
                                  (In Millions)



                                                              Current
Debtor Company                                   Case No.       1-30      31-60      61-90     91+         Other        Total
--------------                                   --------     -------     -----      -----     ---         -----        -----
EREC Subsidiary I, LLC                            02-10757         --         --         --         --         --          --
EREC Subsidiary II, LLC                           02-10760         --         --         --         --         --          --
EREC Subsidiary III, LLC                          02-10761         --         --         --         --         --          --
EREC Subsidiary IV, LLC                           02-10764         --         --         --         --         --          --
EREC Subsidiary V, LLC                            02-10766         --         --         --         --         --          --
Intratex Gas Company                              02-10939         --         --         --         --         --          --
Enron Processing Properties, Inc.                 02-11123         --         --         --         --         --          --
Enron Methanol Company                            02-11239         --         --         --         --         --          --
Enron Ventures Corp.                              02-11242         --         --         --         --         --          --
Enron Mauritius Company                           02-11267         --         --         --         --         --          --
Enron India Holding Ltd.                          02-11268         --         --         --         --         --          --
Offshore Power Production C.V                     02-11272         --         --         --         --         --          --
The New Energy Trading Company                    02-11824         --         --         --         --         --          --
EES Service Holdings, Inc.                        02-11884          1         --         --         --         --           1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)       02-12104
ZWHC, LLC(a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific)(a)                       02-12106
Enron Reserve Acquisition Corp.                   02-12347         --         --         --         --         --          --
EPC Estate Services, Inc.                         02-12398
 (formerly National Energy Production Corp.)(a)   02-12398
Enron Power & Industrial Construction(a)          02-12400
NEPCO Power Procurement Co.(a)                    02-12402
NEPCO Services International, Inc.(a)             02-12403
San Juan Gas Company, Inc.                        02-12902         --         --         --          4         (4)         --
EBF, LLC                                          02-13702         --         --         --         --         --          --
Zond Minnesota Construction Company LLC(a)        02-13723
Enron Fuels International, Inc.                   02-14046         --         --         --         --         --          --
E Power Holdings Corp.                            02-14632         --         --         --         --         --          --
Enron Construction Management Services, Inc.      02-14885         --         --         --         --         --          --
Enron Management Inc.                             02-14977         --         --         --         --         --          --
Enron Expat Services, Inc.                        02-15716         --         --         --         --         --          --
                                                             --------   --------   --------   --------   --------    --------
Combined Debtor Entities                                     $      2   $      8   $     17   $    411   $     29    $    467
                                                             ========   ========   ========   ========   ========    ========


                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                        Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                      For the Month Ended November 30, 2002
                                  (In Millions)

                                                            Beginning              Payments     Other       Ending
Debtor Company                                   Case No.    Balance    Billings   Received   Adjustments  Balance
--------------                                   --------   ---------   --------   --------   -----------  -------
Enron Metals & Commodity Corp.                   01-16033   $     --   $     --   $     --    $     --    $     --
Enron Corp.                                      01-16034        351          3         (3)        (22)        329
Enron North America Corp.                        01-16035         32         --         --           1          33
Enron Power Marketing, Inc.                      01-16036         --         --         --          --          --
PBOG Corp.                                       01-16037         --         --         --          --          --
Smith Street Land Company                        01-16038         --         --         --          --          --
Enron Broadband Services, Inc.                   01-16039          4         --         --          --           4
Enron Energy Services Operations, Inc.           01-16040         25         --         (1)        (22)          2
Enron Energy Marketing Corp.                     01-16041         --         --         --          --          --
Enron Energy Services, Inc.                      01-16042         13         --         --          --          13
Enron Energy Services, LLC                       01-16043          4         --         --          --           4
Enron Transportation Services Company            01-16044          1         --         --          --           1
BAM Leasing Company                              01-16045         --         --         --          --          --
ENA Asset Holdings, L.P.                         01-16046         41         --         --          --          41
Enron Gas Liquids, Inc.                          01-16048         --         --         --          --          --
Enron Global Markets LLC                         01-16076         --         --         --          --          --
Enron Net Works L.L.C                            01-16078          1         --         (1)          1           1
Enron Industrial Markets LLC                     01-16080         --         --         --          --          --
Operational Energy Corp.                         01-16109         --         --         --           1           1
Enron Engineering & Construction Co.             01-16110         --         --         --          --          --
Enron Engineering & Operational
 Services Co.                                    01-16111         --         --         --          --          --
Garden State Paper Company LLC                   01-16280         13         --         --          --          13
Palm Beach Development Company, L.L.C            01-16319         --         --         --          --          --
Tenant Services, Inc.                            01-16428         --         --         --          --          --
Enron Energy Information
 Solutions, Inc.                                 01-16429         --         --         --          --          --
EESO Merchant Investments, Inc.                  01-16430         --         --         --          --          --
Enron Federal Solutions, Inc.                    01-16431          5         --         --          --           5
Enron Freight Markets Corp.                      01-16467         --         --         --          --          --
Enron Broadband Services, L.P.                   01-16483         --         --         --          --          --
Enron Energy Services North America, Inc.        02-10007          8         --         --          --           8
Enron LNG Marketing LLC                          02-10038         --         --         --          --          --
Calypso Pipeline, LLC                            02-10059         --         --         --          --          --
Enron Global LNG LLC                             02-10060         --         --         --          --          --
Enron International Fuel Management Company      02-10061         --         --         --          --          --
Enron Natural Gas Marketing Corp.                02-10132         --         --         --          --          --
ENA Upstream Company LLC                         02-10232         --         --         --          --          --
Enron Liquid Fuels, Inc.                         02-10252         --         --         --          --          --
Enron LNG Shipping Company                       02-10346         --         --         --          --          --
Enron Property & Services Corp.                  02-10464          8         --         --          --           8
Enron Capital & Trade Resources
   International Corp.                           02-10613          3         --         --          --           3
Enron Communication Leasing Corp.                02-10632         --         --         --          --          --
Enron Wind LLC
 (formerly Enron Wind Corp.)(a)                  02-10743
Enron Wind Systems LLC
 (formerly Enron Wind Systems, Inc.)(a)          02-10747
Enron Wind Energy Systems LLC
 (formerly Enron Wind Energy Systems Corp.)(a)   02-10748
Enron Wind Maintenance LLC
 (formerly Enron Wind Maintenance Corp.)(a)      02-10751
Enron Wind Constructors LLC
 (formerly Enron Wind Constructors Corp.)(a)     02-10755



                           Continued on the next page

                                                                        Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended November 30, 2002
                                  (In Millions)


                                                             Beginning              Payments     Other       Ending
Debtor Company                                    Case No.    Balance    Billings   Received   Adjustments   Balance
--------------                                    --------   ---------   --------   --------   -----------   -------
EREC Subsidiary I, LLC                            02-10757         --         --          --          --          --
EREC Subsidiary II, LLC                           02-10760         --         --          --          --          --
EREC Subsidiary III, LLC                          02-10761         --         --          --          --          --
EREC Subsidiary IV, LLC                           02-10764         --         --          --          --          --
EREC Subsidiary V, LLC                            02-10766         --         --          --          --          --
Intratex Gas Company                              02-10939         --         --          --          --          --
Enron Processing Properties, Inc.                 02-11123         --         --          --          --          --
Enron Methanol Company                            02-11239         --         --          --          --          --
Enron Ventures Corp.                              02-11242         --         --          --          --          --
Enron Mauritius Company                           02-11267         --         --          --          --          --
Enron India Holding Ltd.                          02-11268         --         --          --          --          --
Offshore Power Production C.V                     02-11272         --         --          --          --          --
The New Energy Trading Company                    02-11824         --         --          --          --          --
EES Services Holdings, Inc.                       02-11884         --         --          --           1           1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)       02-12104
ZWHC, LLC(a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific)(a)                       02-12106
Enron Reserve Acquisition Corp.                   02-12347         --         --          --          --          --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a)   02-12398
Enron Power & Industrial Construction(a)          02-12400
NEPCO Power Procurement Co.(a)                    02-12402
NEPCO Services International, Inc.(a)             02-12403
San Juan Gas Company, Inc.                        02-12902         --         --          --          --          --
EBF, LLC                                          02-13702         --         --          --          --          --
Zond Minnesota Construction Company LLC(a)        02-13723
Enron Fuels International, Inc.                   02-14046         --         --          --          --          --
E Power Holdings Corp.                            02-14632         --         --          --          --          --
Enron Construction Management Services, Inc.      02-14885         --         --          --          --          --
Enron Management, Inc.                            02-14977         --         --          --          --          --
Enron Expat Services, Inc.                        02-15716         --         --          --          --          --
                                                             --------   --------    --------    --------    --------

Combined Debtor Entities                                     $    509   $      3    $     (5)   $    (40)   $    467
                                                             ========   ========    ========    ========    ========


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                        Table 6


                                  Enron Debtors
                       Commodity Receivables and Payables
                             As of November 30, 2002
                                  (In Millions)

Debtor Company                                          Case No.     Receivables   Payables
--------------                                          --------     -----------   --------
Enron Metals & Commodity Corp.                         01-16033      $      1      $      8
Enron Corp.                                            01-16034            --            --
Enron North America Corp.(b)                           01-16035            13            38
Enron Power Marketing, Inc.(b)                         01-16036             6            --
PBOG Corp.                                             01-16037            --            --
Smith Street Land Company                              01-16038            --            --
Enron Broadband Services, Inc.                         01-16039            --            --
Enron Energy Services Operations, Inc.                 01-16040             7           308
Enron Energy Marketing Corp.                           01-16041            88            40
Enron Energy Services, Inc.                            01-16042           354           213
Enron Energy Services, LLC                             01-16043            --            --
Enron Transportation Services Company                  01-16044            --            --
BAM Leasing Company                                    01-16045            --            --
ENA Asset Holdings, L.P.                               01-16046            --            --
Enron Gas Liquids, Inc.(b)                             01-16048             1             7
Enron Global Markets LLC                               01-16076            --            --
Enron Net Works L.L.C                                  01-16078            --            --
Enron Industrial Markets LLC                           01-16080            --            --
Operational Energy Corp.                               01-16109            --            --
Enron Engineering & Construction Co.                   01-16110            --            --
Enron Engineering & Operational
  Services Co.                                         01-16111            --            --
Garden State Paper Company LLC                         01-16280             2            18
Palm Beach Development Company, L.L.C                  01-16319            --            --
Tenant Services, Inc.                                  01-16428             6            30
Enron Energy Information
  Solutions, Inc.                                      01-16429            --            --
EESO Merchant Investments, Inc.                        01-16430            --            --
Enron Federal Solutions, Inc.                          01-16431            --            --
Enron Freight Markets Corp.(b)                         01-16467            --             4
Enron Broadband Services, L.P.                         01-16483            --            --
Enron Energy Services North America, Inc.              02-10007            --            --
Enron LNG Marketing LLC(b)                             02-10038            --            --
Calypso Pipeline, LLC                                  02-10059            --            --
Enron Global LNG LLC                                   02-10060            --            --
Enron International Fuel Management Company            02-10061            --            --
Enron Natural Gas Marketing Corp.                      02-10132            --            --
ENA Upstream Company LLC                               02-10232            31            66
Enron Liquid Fuels, Inc.(b)                            02-10252            --            --
Enron LNG Shipping Company                             02-10346             1            --
Enron Property & Services Corp.                        02-10464            --            --
Enron Capital & Trade Resources
   International Corp.                                 02-10613            83           116
Enron Communication Leasing Corp.                      02-10632            --            --
Enron Wind LLC
 (formerly Enron Wind Corp.)(a)                        02-10743
Enron Wind Systems LLC
 (formerly Enron Wind Systems, Inc.)(a)                02-10747
Enron Wind Energy Systems LLC
 (formerly Enron Wind Energy Systems Corp.)(a)         02-10748
Enron Wind Maintenance LLC
 (formerly Enron Wind Maintenance Corp.)(a)            02-10751
Enron Wind Constructors LLC
 (formerly Enron Wind Constructors Corp.)(a)           02-10755


                           Continued on the next page

                                                                        Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of November 30, 2002
                                  (In Millions)

Debtor Company                                         Case No.      Receivables      Payables
--------------                                         --------      -----------      --------
EREC Subsidiary I, LLC                                 02-10757             --             --
EREC Subsidiary II, LLC                                02-10760             --             --
EREC Subsidiary III, LLC                               02-10761             --             --
EREC Subsidiary IV, LLC                                02-10764             --             --
EREC Subsidiary V, LLC                                 02-10766             --             --
Intratex Gas Company                                   02-10939             --             --
Enron Processing Properties, Inc.                      02-11123             --             --
Enron Methanol Company                                 02-11239             --             --
Enron Ventures Corp.                                   02-11242             --             --
Enron Mauritius Company                                02-11267             --             --
Enron India Holding Ltd.                               02-11268             --             --
Offshore Power Production C.V                          02-11272             --             --
The New Energy Trading Company                         02-11824             --             --
EES Service Holdings, Inc.                             02-11884             --             --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)            02-12104             --             --
ZWHC, LLC(a)                                           02-12105             --             --
Zond Pacific LLC
 (formerly Zond Pacific)(a)                            02-12106             --             --
Enron Reserve Acquisition Corp.(b)                     02-12347             --             --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a)        02-12398
Enron Power & Industrial Construction(a)               02-12400
NEPCO Power Procurement Co.(a)                         02-12402
NEPCO Services International, Inc.(a)                  02-12403
San Juan Gas Company, Inc.                             02-12902             --             --
EBF, LLC                                               02-13702             --             --
Zond Minnesota Construction Company LLC(a)             02-13723
Enron Fuels International, Inc.                        02-14046             33              2
E Power Holdings Corp.                                 02-14632             --             --
Enron Construction Management, Inc.                    02-14885             --             --
Enron Management, Inc.                                 04-14977             --             --
Enron Expat Services, Inc.                             02-15716             --             --
                                                                      --------       --------
Combined Debtor Entities                                              $    626       $    850
                                                                      ========       ========


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective November 2002, the Company modified its methodology for netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties. This change in methodology was the result of the company's legal and bankruptcy analysis, including settlements reached with third parties. Therefore the Commodity Accounts Receivables and Payables for the indicated debtor entities have been combined with Margin Deposits and Asset and Liabilities from Price Risk Management Activities in a separate balance sheet asset or liability account. As a result the remaining amounts listed above for the Commodity Accounts Receivables and Payables for the indicated debtor entities, reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform.

                                                                        Table 7


                                 Enron Entities
                               Asset Dispositions
                      For the Month Ended November 30, 2002
                                  (In Millions)

                                                                           Asset                        Book
Company                                     Date Closed                 Description                     Value           Proceeds
-------                                     -----------                 -----------                     -----           --------
Debtor Companies
Enron North America Corp.                    11/07/02         Sale of membership interests in
                                                              Black Mountain Resources.                 $   5             $  5

Enron Energy Information Solutions, Inc.     11/26/02         Sale of FASER software package.           $   2             $  2

Enron Metals & Commodity Corp.               11/27/02         Settlement of Navon Mining
                                                              Accounts receivable and payable
                                                              Claims.                                   $  --             $  2

Non-Debtor Companies
Enron Trading Services, Inc.                 11/20/02         Sale of one of the NYMEX seats.           $  --             $  1

Joint Energy Development Investments II      11/07/02         Sale of membership interests in
                                                              Black Mountain Resources.                 $   5             $  5